Exhibit 16.17(a)

Credit Suisse Managed futures Strategy fund Eleven Madison Avenue New York, New York 10010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE CREDIT SUISSE OPPORTUNITY FUNDS The undersigned hereby appoints Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of the above - mentioned Fund, the "Fund") that the undersigned is entitled to vote at the joint special meeting of shareholders of the Funds to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2 B, New York, New York 10010 , on November 15 , 2024 at 2 : 00 p . m . Eastern Time . IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15 , 2024 . The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at vote . proxyonline . com/CSAM/docs . Please see the Proxy Statement or call (800) 967 - 0261 for information on how to obtain directions to be able to attend and vote in person at the Special Meeting . Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll - free (800) 967 - 0261. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227 - 9349 to reach an automated touch - tone voting line or call the number below to speak with a live representative. (800) 967 - 0261 Toll Free VOTER PROFILE : Voter ID: Shares to Vote: Security ID: Household ID: VOTE REGISTERED TO : Voter Control Number: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY CARD SIGN , DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS: Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage - Paid Mail

Credit Suisse Managed futures Strategy fund YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN . THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER . PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW . WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED . IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF . BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT . The Board of Trustees of your Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR the Proposal listed below. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK . Example : භ ABSTAIN AGAINST FOR PROPOSAL: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Managed Futures Strategy Fund (the “Acquired Fund”) to the Manteio Managed Futures Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class - by - class basis, to the shareholders’ respective holdings of shares of the Acquired Fund . 1. O O O PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE - PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CUSIP: Note : Please sign this proxy exactly as your name or names appear hereon . Each joint owner should sign . Trustees and other fiduciaries should indicate the capacity in which they sign . If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title . SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

CREDIT SUISSE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE or VOTE USING ANY OF THE BELOW OPTIONS:

VOTER PROFILE:

Voter ID:

Security ID:

Shares to Vote:

Household ID:

VOTE REGISTERED TO:

Voter Control Number:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 967-0261 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Mail

Credit Suisse Multialternative Strategy Fund

Eleven Madison Avenue
New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE CREDIT SUISSE OPPORTUNITY FUNDS

The undersigned hereby appoints Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of the above-mentioned Fund, the "Fund") that the undersigned is entitled to vote at the joint special meeting of shareholders of the Funds to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, on November 15, 2024 at 2:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2024. The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at **vote.proxyonline.com/CSAM/docs**. Please see the Proxy Statement or call (800) 967-0261 for information on how to obtain directions to be able to attend and vote in person at the Special Meeting.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 967-0261. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Credit Suisse Multialternative Strategy Fund YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN . THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER . PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW . WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED . IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF . BY VOTING, THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT . The Board of Trustees of your Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR the Proposal listed below. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK . Example : භ ABSTAIN AGAINST FOR PROPOSAL: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Multialternative Strategy Fund (the “Acquired Fund”) to the Manteio Multialternative Strategy Fund (the “Acquiring Fund”), a newly created series of IMST III, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class - by - class basis, to the shareholders’ respective holdings of shares of the Acquired Fund ; 1. O O O PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE - PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD. THANK YOU FOR VOTING. Mail ID: CU S I P : Note : Please sign this proxy exactly as your name or names appear hereon . Each joint owner should sign . Trustees and other fiduciaries should indicate the capacity in which they sign . If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title . SIGNATURE (AND TITLE IF APPLICABLE) D A TE SIGNATURE (IF HELD JOINTLY) D A TE PROXY CARD